EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 20, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Feb 2007 – Jan 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.0%	-0.5%	-0.5%	-12.9%	-6.1%	1.8%	4.2%	1.8%	12.5%	-17.9%	0.2	0.2
B**	-1.0%	-0.5%	-0.5%	-13.5%	-6.7%	1.1%	N/A	1.1%	12.5%	-19.5%	0.1	0.1
Legacy 1***	-0.9%	-0.4%	-0.4%	-11.0%	N/A	N/A	N/A	-3.3%	10.9%	-14.4%	-0.3	-0.4
Legacy 2***	-0.9%	-0.4%	-0.4%	-11.5%	N/A	N/A	N/A	-3.7%	10.9%	-14.7%	-0.3	-0.4
Global 1***	-0.9%	-0.3%	-0.3%	-10.8%	N/A	N/A	N/A	-4.7%	10.2%	-14.3%	-0.4	-0.6
Global 2***	-0.9%	-0.3%	-0.3%	-11.0%	N/A	N/A	N/A	-5.0%	10.2%	-15.1%	-0.5	-0.6
Global 3***	-1.0%	-0.4%	-0.4%	-12.6%	N/A	N/A	N/A	-6.8%	10.2%	-19.1%	-0.6	-0.8

S&P 500 Total Return Index****	2.1%	4.7%	4.7%	4.4%	19.3%	0.4%	3.5%	0.4%	19.0%	-50.9%	0.1	0.0
Barclays Capital U.S. Long Gov Index****	-2.8%	-2.9%	-2.9%	28.1%	9.6%	10.3%	8.5%	10.3%	12.7%	-12.3%	0.8	1.5

*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	29%					27%
Energy	16%	Long	Brent Crude Oil	4.4%	Long	15%	Long	Brent Crude Oil	4.3%	Long
			Gasoline Blendstock	2.9%	Long			Gasoline Blendstock	2.7%	Long
Grains/Foods	7%	Short	Coffee	1.1%	Short	6%	Short	Coffee	1.0%	Short
			Wheat	1.0%	Short			Wheat	0.9%	Short
Metals	6%	Short	Copper	2.1%	Long	6%	Long	Copper	2.0%	Long
			Gold	1.5%	Long			Gold	1.7%	Long
FINANCIALS	71%					73%
Currencies	26%	Short $	Euro	6.2%	Short	27%	Short $	Euro	6.7%	Short
			Australian Dollar	2.6%	Long			Australian Dollar	2.8%	Long
Equities	29%	Long	S&P 500	9.5%	Long	29%	Long	S&P 500	9.6%	Long
			Nasdaq	3.1%	Long			Nasdaq	3.1%	Long
Fixed Income	16%	Long	Bunds	5.4%	Long	17%	Long	Bunds	5.5%	Long
			Euribor	1.8%	Long			Euribor	1.9%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices fell nearly 13% lower during the week due to oversupplied markets and weak demand caused by warmer temperatures in the U.S.  Crude oil prices also fell, driven lower by pessimism surrounding the global economy and reports showing a decline in U.S. gasoline demand.

Grains/Foods
Corn, soybean, and wheat markets rallied following reports that showed strong U.S. grains export data.  Sugar posted a profit in excess of 4% due to speculation upcoming harvests will be weaker-than-expected despite improving weather conditions in South America.  Live cattle prices moved higher as droughts in the Southern U.S. have impacted key feeding grounds, weighing on supplies.

Metals
Safe-haven investors drove precious metals markets higher amidst pessimism surrounding the global economy early in the week caused by recent S&P sovereign debt downgrades.  Investors attempting to hedge against recent U.S. dollar weakness also drove up precious metals prices.  Base metals prices were stronger due to beliefs upcoming monetary policy shifts in China will support demand for industrial metals.

Currencies
The euro posted strong gains against the U.S. dollar on news the International Monetary Fund was considering expanding its lending capacity to aid the ailing Eurozone debt markets.  The Swiss franc also rallied, driven higher by data showing the biggest jump in Swiss investor confidence since April 2011.   In the U.S., the dollar registered setbacks against major currencies as data signaling improved domestic growth prospects caused an increase in demand for higher-yielding currencies.

Equities
In Asia, the Japanese Nikkei 225 rose nearly 3% because of optimism the Chinese government will begin to take action to help stimulate its economy.  North American equity markets reached 6-month highs as strong manufacturing and housing data fueled investor risk appetite, moving prices higher.  Strong earnings reports from a number of key U.S. firms also played a role in driving global equity markets higher.

Fixed Income
Breaking recent strong uptrends, the U.S. Treasury markets moved sharply lower last week.  Increased risk appetite spurred by improving sentiment in Europe and an overall strong outlook for U.S. growth prospects prompted investors to liquidate risk-averse debt positions in exchange for riskier assets.  German bunds also posted steep declines as investors shifted their focus towards French and Spanish debt, following recent strong auctions.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.